                                                                   EXHIBIT 10.50



                                    EMB-145

                      PURCHASE AGREEMENT NUMBER GCT-026/97

                          EMBRAER - EMPRESA BRASILEIRA

                              DE AERONAUTICA S.A.

                                      AND

                                AMR EAGLE, INC.

                                     INDEX

ARTICLE                                                                                                         PAGE
1.       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2.       SUBJECT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

3.       PRICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

4.       PAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

5.       DELIVERY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

6.       DOCUMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

7.       ACCEPTANCE AND TRANSFER OF OWNERSHIP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

8.       DETAILED SPECIFICATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

9.       ENGINES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

10.      STORAGE CHARGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

11.      DELAYS IN DELIVERY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

12.      INSPECTION AND QUALITY CONTROL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

13.      CHANGES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

14.      WARRANTY/GUARANTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

15.      TECHNICAL ASSISTANCE  SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

16.      SPARE PARTS SUPPLY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

17.      PUBLICATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

18.      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]  . . . . . . . . . . . . . . . . . .  31

19.      AIRCRAFT PURCHASE OPTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

20.      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]  . . . . . . . . . . . . . . . . . .  33

21.      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] . . . . . . . . . . . . . . . . . . . 34

22.      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] . . . . . . . . . . . . . . . . . . . 34

23.      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] . . . . . . . . . . . . . . . . . . . 35

24.      ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

25.      RESTRICTIONS AND PATENT INDEMNITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

26.      MARKETING / PROMOTIONAL RIGHTS [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] . . .  36

27.      TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

28.      FINANCING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

29.      APPLICABLE LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

30.      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]  . . . . . . . . . . . . . . . . . .  38

31.      COMPLIANCE WITH LAWS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

32.      TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

33.      INDEMNITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

34.      NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

35.      CONFIDENTIALITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

36.      INTEGRATED AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

37.      EFFECT OF TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

37A.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]  . . . . . . . . . . . . . . . . . .  47

38.      COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

39.      ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

40.      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]  . . . . . . . . . . . . . . . . . .  48

41.      TERMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

42.      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]  . . . . . . . . . . . . . . . . . .  48

43.      REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

44.      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]  . . . . . . . . . . . . . . . . . .  49

45.      INDEPENDENT CONTRACTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

46.      CAPTIONS, HEREOF, INCLUDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

47.      INTENTIONALLY LEFT BLANK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

48.      REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

49.      TIME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

50.      FURTHER ASSISTANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

51.      SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

52.      NO WAIVER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

53.      COSTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

54.      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]  . . . . . . . . . . . . . . . . . .  53

                                  ATTACHMENTS

"A" - AIRCRAFT SPECIFIC CONFIGURATION, FINISHING AND REGISTRATION
        MARKS

"B" - FERRY EQUIPMENT

"C" - WARRANTY CERTIFICATE - MATERIAL AND WORKMANSHIP

"D" - EMB-145 PRICE ESCALATION FORMULA

"E" - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

"F" - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

"G" - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

"H" - PRODUCT SUPPORT

"I" - BUYER FURNISHED EQUIPMENT

"J" - [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

"K" - FORM OF [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
      COMMISSION] GUARANTEE

                       PURCHASE AGREEMENT NO. GCT-026/97

THIS AGREEMENT IS ENTERED INTO AS OF THE 22ND DAY OF DECEMBER, 1997, BY AND BETWEEN EMBRAER - EMPRESA BRASILEIRA DE AERONAUTICA S.A. , A BRAZILIAN CORPORATION WITH ITS HEADQUARTERS LOCATED IN SAO JOSE DOS CAMPOS, BRAZIL, AND AMR EAGLE, INC., A DELAWARE CORPORATION WITH ITS HEADQUARTERS LOCATED IN FORT WORTH, TEXAS, FOR THE PURCHASE AND SALE OF EMB-145LR AIRCRAFT, SERVICES AND RELATED SPARE PARTS.

THIS AGREEMENT SHALL NOT BE EFFECTIVE UNLESS AND UNTIL IT IS SIGNED BY AN AUTHORIZED OFFICER OF AMR EAGLE, INC AND EXECUTED BY TWO AUTHORIZED OFFICERS OF EMBRAER - EMPRESA BRASILEIRA DE AERONAUTICA S.A.

WHEREAS, Buyer intends to buy and Embraer intends to sell certain EMB-145LR aircraft;

NOW, THEREFORE, in consideration of the mutual promises, covenants, terms and conditions set forth herein, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:


1.    DEFINITIONS

      For the purpose of this Agreement, the following definitions are hereby adopted by the Parties:

      a. Actual Delivery Date - and Actual Delivery - shall have the definitions provided for in Section 7.c hereof.

      b. Aircraft - shall mean the EMB-145LR aircraft or, where there is more than one of such Aircraft, each of the EMB-145LR aircraft, manufactured by Embraer, for sale to Buyer pursuant to this Agreement, according to the EMB-145 aircraft specification 145-MS-384, dated August 7, 1997 (the "Specification"), Attachment A, and Attachment G hereto. The Specification and the Aircraft Specific Configuration contained in Attachment A shall be substituted by a final customized type specification (the "Custom Type Specification") no later than two (2) months prior to the Scheduled Delivery Date of the first Aircraft.

      c.     Basic Price - shall mean the price per Aircraft as defined in
             Article 3.a.1.




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EMB-145LR Purchase Agreement         Page 1 of 38

      d. Buyer - shall mean AMR Eagle, Inc., a Delaware corporation, and its successors and permitted assigns (as provided in this Agreement).

      e. CTA - shall mean the Aerospace Technical Center of the Brazilian Ministry of Aeronautics.

      f. Day or Days - shall mean calendar days, unless expressly referenced as a Business Day or Business Days, which shall mean any day other than a Saturday, Sunday, or other day on which banking institutions in Fort Worth, Texas or Sao Paulo, Brazil are required or permitted by applicable law, rule or regulation to be closed.

      g. Delivery Schedule - shall mean the Aircraft delivery schedule as provided in Article 5.c.

      h. Embraer - shall mean Embraer - EMPRESA BRASILEIRA DE AERONAUTICA S.A., a Brazilian corporation.

      i. Engine or Engines - shall mean the two (2) hot and high enhanced performance Allison AE3007A1 high bypass ratio turbofan engines delivered fixed to each airframe.

      j.     FAA - shall mean the United States Federal Aviation
             Administration.

      k. Financing Agreements - shall mean (a) those financing documents to be executed between Buyer and Agencia Especial de Financiamento Industrial ("FINAME") and Banco Nacional de Desenvolvimento Economico e Social ("BNDES") (FINAME and BNDES together, the "Lender"), including but not limited to (i) a Funding Agreement and any and all agreements entered into pursuant to the Funding Agreement, and (ii) a Credit Support Provision Agreement and any and all agreements, including Credit Support Agreements, entered into pursuant to the Credit Support Provision Agreement; and (b) a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

      l. IP Spares - shall mean line replaceable units, spare parts and ground support equipment, except engines, to be selected and purchased by Buyer from Embraer in Brazil pursuant to a third-party financing arrangement as initial provisions, based on the initial provisioning list recommended by Embraer and mutually agreed to by Buyer ("IPL") and delivered in connection with a specific Aircraft.

      m.     Parties - shall mean Embraer and Buyer.




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EMB-145LR Purchase Agreement              Page 2 of 38

      n. Purchase Agreement, or this Agreement - shall mean this Purchase Agreement No. GCT-026/97, all of its Attachments, and Letter Agreement I executed by Buyer and Embraer as of December 22, 1997 ("Letter Agreement I").

      o. Purchase Price - shall mean the total price per Aircraft, effective on the relevant Aircraft's Scheduled Delivery Date, resulting from the application of the escalation formula established in Attachment D (the "Escalation Formula") to the Basic Price as set forth in Article 3.a.1.

      p. Scheduled Delivery Date - shall mean the targeted closing date for each Actual Delivery of Aircraft per Article 5.

      q. Scheduled Delivery Month - shall mean the month in which each Aircraft is scheduled to be delivered per Article 5.

      r. Scheduled Inspection Date - shall mean the date on which Embraer makes each Aircraft available to Buyer for inspection, which date shall be at least [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] prior to the Scheduled Delivery Date unless otherwise mutually agreed to in writing by the Parties.

      s. Services - shall mean all of the technical assistance services specified in Article 15.

      t. Spares - shall mean line replaceable units, spare parts and ground support equipment purchased through Embraer, except engines, to be selected from Embraer's illustrated parts catalog and purchased by Buyer, excluding IP Spares.


2.    SUBJECT

      a. Embraer shall sell and Buyer shall purchase and take delivery of forty-two (42) newly manufactured Aircraft ("Firm Aircraft") and, if Buyer elects to purchase same, twenty-five (25) newly manufactured option aircraft ("Option Aircraft") upon the terms and conditions contained in this Agreement.

      b. To the extent requested by Buyer, Embraer shall sell and Buyer shall acquire IP Spares and Spares for each of the Aircraft referred to in paragraph (a) above. Buyer has informed Embraer of the Spares and IP Spares selected by Buyer pursuant to the IPL for the first twenty-five (25) Firm Aircraft. In accordance with




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EMB-145LR Purchase Agreement          Page 3 of 38

             Attachment H, Embraer shall, to the extent requested by Buyer, assist Buyer in the selection of Spares and IP Spares.

      c. Embraer shall sell and Buyer shall acquire the Services as specified in Article 15.


3.    PRICE

      a. Buyer agrees to pay Embraer, in United States dollars [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] the following prices:

             1. For each Firm Aircraft and the first eight (8) Option Aircraft delivered to Buyer pursuant to this Agreement,[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] and for each Option Aircraft nine (9) through twenty-five (25), the same amount plus [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] ("Basic Price"). The Basic Price shall be escalated according to the Escalation Formula. The escalated Basic Price (the "Purchase Price") shall be provided to Buyer two
                   (2) months prior to each Aircraft's Scheduled Delivery Date. Except as set forth in this Article the Basic Price constitutes the entire price Buyer shall pay for each individual Aircraft and Services.

             2. For IP Spares ordered pursuant to this Agreement, the aggregate price of all IP Spares with respect to each Aircraft shall not exceed [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] per Aircraft.

      b. The Services shall be provided at no additional cost to Buyer. All other services requested by Buyer to Embraer in writing shall be billed to Buyer in accordance with Embraer's prevailing rates therefor.

      c.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]





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EMB-145LR Purchase Agreement             Page 4 of 38

4.    PAYMENT

      To secure the Aircraft delivery positions set forth in Article 5.c, and to ensure delivery of the Aircraft in accordance with the Delivery Schedule, Buyer shall pay Embraer for each Aircraft and IP Spares as follows:

      a.     Relative to each Firm Aircraft:

             1. A deposit of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] per Firm Aircraft shall be due and payable by Buyer upon the later of (i) the date of execution of this Agreement, or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] This deposit shall be non-refundable (subject to the provisions of Articles 28 and 32.b). This deposit shall be considered part of the payment towards the Basic Price of the relevant Aircraft.
                   The Parties acknowledge that each of the Firm Aircraft has been reserved for purchase by Buyer and has been removed from the market.

             2. A non-refundable (subject to the provisions of Articles 28 and 32.b.) progress payment (which shall be considered part of the payment toward the Basic Price of the relevant Aircraft) equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] excluding any increase due to the Escalation Formula, is due and payable upon the later of
                   (i) the date which is eighteen (18) months prior to the first day of the Scheduled Delivery Month of the relevant Firm Aircraft, (ii) the date of execution of this Agreement, or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

             3. A non-refundable (subject to the provisions of Articles 28 and 32.b.) progress payment (which shall be considered part of the payment toward the Basic Price of the relevant Aircraft) equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] excluding any increase due to the Escalation Formula, is due and payable upon the later of (i) the date which is twelve (12) months prior to the first day of the Scheduled Delivery Month of the relevant Firm





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EMB-145LR Purchase Agreement               Page 5 of 38

                   Aircraft, (ii) the date of execution of this Agreement, or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

             4. A non-refundable (subject to the provisions of Articles 28 and 32.b.) progress payment (which shall be considered part of the payment toward the Basic Price of the relevant Aircraft) equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] excluding any increase due to the Escalation Formula, is due and payable upon the later of (i) the date which is six (6) months prior to the first day of the Scheduled Delivery Month of the relevant Firm Aircraft, (ii) the date of execution of this Agreement, or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

             5. The balance of each Firm Aircraft's Purchase Price shall become due and payable as provided herein on each Firm Aircraft's Actual Delivery Date.

             6. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

      b.     Relative to Option Aircraft:

             In the event the Buyer exercises the option to acquire an Option Aircraft as provided for in Article 19, payment for each individual Option Aircraft's Basic Price shall be made as follows:

             1. A non-refundable (subject to the provisions of Articles 28 and 32.b.) deposit of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] per Option Aircraft is due and payable upon the later of (i) the date of exercise of the respective Option, (ii) the date of execution of this Agreement, or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] This deposit shall be considered part of the payment towards the Basic Price of the relevant Option Aircraft.

             2. A non-refundable (subject to the provisions of Articles 28 and 32.b.) progress payment (which shall be considered part of the payment toward the Basic Price of the relevant Option Aircraft) equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] excluding any increase due to the Escalation Formula, shall be due and payable upon the later of (i) the date which is eighteen
                   (18) months prior to the first day of the Scheduled Delivery Month of the





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EMB-145LR Purchase Agreement              Page 6 of 38
                   relevant Option Aircraft, (ii) the date of execution of this Agreement, or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

             3. A non-refundable (subject to the provisions of Articles 28 and 32.b.) progress payment (which shall be considered part of the payment toward the Basic Price of the relevant Option Aircraft) equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] excluding any increase due to the Escalation Formula, shall be due and payable upon the later of (i) the date which is twelve (12) months prior to the first day of the Scheduled Delivery Month of the relevant Option Aircraft, (ii) the date of execution of this Agreement, or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

             4. A non-refundable (subject to the provisions of Articles 28 and 32.b.) progress payment (which shall be considered part of the payment toward the Basic Price of the relevant Option Aircraft) equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] excluding any increase due to the Escalation Formula, shall be due and payable upon the later of (i) the date which is six (6) months prior to the first day of the Scheduled Delivery Month of the relevant Option Aircraft, (ii) the date of execution of this Agreement, or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

             5. The balance of each Option Aircraft's Purchase Price shall become due and payable as provided herein upon Actual Delivery of the relevant Option Aircraft from Embraer to Buyer.

             6. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

      c.     Relative to IP Spares:

             1. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] of the price of the IP Spares for each Aircraft (as set forth in Article 3.a.2 above) shall become due and payable upon the later of (i) the date which is three (3) months prior to the first day of the Scheduled Delivery Month of such Aircraft as specified in Article 5.c, (ii) the date of execution of this Agreement, or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement              Page 7 of 38

             2. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] of such price of the IP Spares for each Aircraft shall become due and payable upon the later of (i) the date which is the date of delivery of the IP Spares for such Aircraft as set forth in Article 5.d, (ii) the date of execution of this Agreement, or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

             3. All payments made pursuant to paragraphs 1 and 2 above should collectively be referred to as the "IP Spares Price."

      d. Interest shall accrue at the rate of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] per month or any part thereof (prorated on the basis of a thirty (30) day month for any partial months) on any amount which is due and owing and which is not paid to Embraer as set forth in paragraphs (a) and (b) of this Article from the third Business Day after the date on which such payments should have been made as therein set forth, until the actual receipt by Embraer of such amounts. Such interest shall be payable on demand by Embraer.

      e. Without prejudice to the above, should Buyer fail to make any payment which is due and owing (other than payments due and owing pursuant to Articles 4.a.5 and 4.b.5 on the due date) Embraer shall have the right, upon three (3) Business Days' written notice to Buyer to delay, at its sole discretion, the relevant Aircraft's Scheduled Delivery Date by one (1) day for each day that the Buyer's payment was delayed. In the event Buyer fails to make a payment due and owing pursuant to Articles 4.a.5 and 4.b.5, on the due date Embraer shall have the right, in its sole discretion, to delay the Relevant Aircraft's Scheduled Delivery Date one (1) day for each day the Buyer's payment due and owing pursuant to Articles 4.a.5 and 4.b.5 was delayed.

      f.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement              Page 8 of 38

      g.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]



      h.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]


5.    DELIVERY

      a. SCHEDULED DELIVERY DATE: The Aircraft shall be delivered per the Aircraft Delivery Schedule set forth in paragraph (c) of this Article.

             1. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement             Page 9 of 38

             2. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

      b. LOCATION: Each Aircraft shall be delivered to Buyer free and clear of all liens, claims, charges, and encumbrances of any nature whatsoever. Delivery of each Aircraft shall take place in Sao Jose dos Campos, Brazil. At delivery, each Aircraft shall fully conform to the delivery specifications set forth herein, and shall otherwise conform to the terms of this Agreement.

      c.     AIRCRAFT DELIVERY SCHEDULE: Subject to payment in accordance with
             Article 4 and each Party's compliance with the terms and conditions of this Agreement, the Aircraft shall be made available for delivery by Embraer to Buyer, in the condition provided by this Agreement, at Sao Jose dos Campos, State of Sao Paulo, Brazil, according to the following schedule:





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement             Page 10 of 38

                                 FIRM AIRCRAFT

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE  COMMISSION]





                                OPTION AIRCRAFT

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]




      d. LIMIT ON DELIVERY: Notwithstanding anything set forth herein, in no event shall Buyer be obligated to take delivery of more than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] Aircraft in any month.

      e.     IP Spares:  Subject to receipt by Embraer of the list of  IP
             Spares selected by Buyer from the IPL  by the time specified in
             Article 2.b. and Embraer's acceptance of such list (which acceptance shall not be unreasonably withheld or delayed), such IP Spares shall be delivered by Embraer to Buyer, in F.C.A. (Free Carrier - Incoterms 1990) condition, at Sao Jose dos Campos, State of Sao Paulo, Brazil, or at any other port of clearance that is mutually agreed to by Buyer and Embraer. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] Should Buyer not inform Embraer of IP Spares items selected by Buyer within the schedule set forth in Article 2.b., the IP Spares shall be provided to Buyer in F.C.A. condition, at the same places above mentioned, one hundred eighty (180) days after receipt by Embraer of the list of spares selected by Buyer from the IPL, provided, however, that Buyer provides such information to Embraer no later than the relevant Aircraft's Actual Delivery Date. Spares shall be delivered in accordance with Attachment H, Section M hereof.





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement             Page 11 of 38

6.    DOCUMENTS

      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] At the time of Actual Delivery of each Aircraft, Embraer will possess a valid type certificate issued by the FAA and applicable to the Aircraft. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] Embraer shall assist Buyer in obtaining such certificate. Subject to the above, it shall be Buyer's responsibility to obtain such FAR Part 25 Individual Certificate of Airworthiness for the Aircraft, at Buyer's sole expense, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

7.    ACCEPTANCE AND TRANSFER OF OWNERSHIP

      a. The Aircraft shall be delivered in accordance with the Delivery Schedule. Prior to the Scheduled Inspection Date, Embraer shall perform and complete the ground and flight test.

      b. On or after the Scheduled Inspection Date, Buyer shall inspect and conduct an acceptance flight of the Aircraft at Embraer's facilities in Sao Jose dos Campos, Brazil which shall be conducted jointly by Buyer and Embraer designated personnel. The inspection and acceptance flight shall be completed at least three (3) Business Days prior to the relevant Aircraft's Scheduled Delivery Date or as Embraer and Buyer shall agree in writing. The fuel for the Aircraft's





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement                 Page 12 of 38
             acceptance flight test shall be provided by Embraer. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] Upon ground check(s) and acceptance test flight(s) acceptable to Buyer, Buyer shall provide Embraer with a Certificate of Technical Acceptance.

      c. If Buyer finds an Aircraft acceptable, on the relevant Scheduled Delivery Date, it shall acquire the Aircraft and make the payments due according to Article 4 and accept delivery of such Aircraft, whereupon the following shall occur: (i) Embraer shall provide Buyer a Warranty Bill of Sale, an FAA Form Bill of Sale and an invoice marked "paid in full"; (ii) Buyer shall provide Embraer with a Certificate of Acceptance and Delivery, indicating that the relevant Aircraft has met or exceeded all of the criteria set forth in the Aircraft Acceptance Guide and satisfies the terms and conditions of this Agreement; and (iii) Embraer shall provide Buyer a CTA Certificate of Export. Upon delivery of the above-referenced bills of sale and certificates, title and risk of loss with respect to the relevant Aircraft shall pass from Embraer to Buyer and Actual Delivery ("Actual Delivery") of the relevant Aircraft shall be deemed to have taken place on such date (the "Actual Delivery Date").

      d. If Buyer declines to accept an Aircraft because it reasonably believes that the Aircraft does not meet the conditions specified in this Agreement, Buyer shall promptly give Embraer written notice of all specific reasons for such refusal and Embraer shall have five (5) days, commencing on the first day after receipt of such notice, to take all necessary actions in order to resubmit the Aircraft to Buyer for reinspection.

      e. Buyer shall reinspect the Aircraft within five (5) days after receipt of notice from Embraer that all necessary actions were taken.

      f. Embraer shall ensure that the IP Spares for each Aircraft are available for inspection by Buyer on or before the date of delivery in accordance with Article 5.d and shall notify Buyer of such availability. Buyer shall be allowed to inspect the IP Spares to be delivered in connection with each Aircraft.

             IP Spares shall be delivered to Buyer FCA, Sao Jose dos Campos, Brazil, Intercoterm 1990. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement               Page 13 of 38

             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

       g. Should Buyer or Embraer fail to comply with the procedures specified in any of the preceding items, the other Party shall not be held liable for any delay in delivery to the extent such delay was caused by such failure to comply.


8.    DETAILED SPECIFICATIONS

      The first two Firm Aircraft shall be manufactured in accordance with, and at Actual Delivery shall meet or exceed the specifications and requirements contained in, (i) this Agreement and (ii) EMB-145 aircraft specification 145 MS-328-Rev. G dated August 29, 1997. All other Aircraft shall be manufactured in accordance with and at Actual Delivery shall meet or exceed the specifications and requirements contained in (i) this Agreement and (ii) the Specification.

9.    ENGINES

      Each of the Engines shall be manufactured in accordance with, and, on the Actual Delivery Date shall meet or exceed, the specifications and requirements of Allison Specification C1040, dated January 1997. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

10.   STORAGE CHARGE

      a. A per day storage charge equal to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] per applicable Aircraft shall be charged by Embraer to Buyer commencing on:

             1. The Scheduled Inspection Date if Buyer fails to perform inspection or reinspection of an Aircraft, within the times specified in this Agreement, until such inspection or reinspection is performed and if this Agreement is not terminated earlier.

             2. The Aircraft's Actual Delivery Date if Buyer fails when otherwise required by this Agreement to remove an Aircraft from Embraer's facilities within three (3) Business Days of the Actual Delivery Date of such Aircraft until such Aircraft is removed, and if this Agreement is not terminated earlier.





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement                Page 14 of 38

             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

      b.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]

      c. Buyer shall pay the storage charge as set forth in this Article 10, as applicable, in US dollars [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] after the presentation of an invoice by Embraer for such storage charges.


11.   DELAYS IN DELIVERY

      a.     TIMELINESS REQUIRED

             Except as provided in paragraph b of this Article, Embraer warrants that there shall be no delays in Actual Delivery of the Aircraft and:

             (i) Agrees that in the event Embraer notifies Buyer of such a delay (which notification occurs [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] or more prior to the Scheduled Delivery Date) then, after [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] Days unexcused delay, Embraer shall pay Buyer as liquidated damages the amounts listed in the following schedule:

                   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

             (ii) Agrees that in the event Embraer notifies Buyer of a delay (which notification occurs [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] prior to the Scheduled Delivery Date) then, after [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] Days unexcused delay, it shall pay Buyer, as liquidated damages, the amounts listed in the following schedule:





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement            Page 15 of 38

                   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

             (iii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
                   COMMISSION]

                   In the event that Embraer fails to deliver an Aircraft which fully conforms to the delivery specifications set forth herein, Buyer shall not be required to accept such Aircraft until it complies with such delivery specifications and (provided that Buyer has performed, after Embraer having timely afforded Buyer an opportunity to do so, a general inspection at least five (5) Business Days prior to the Scheduled Delivery Date and performed an acceptance test flight at least three (3) Business Days prior to the Scheduled Delivery Date in accordance with Article 7 of this Agreement), Embraer shall, after the five (5) Business Days period described above, be liable for damages as provided in this Article.

      b.     EXCUSED DELAY

             Neither Party shall be responsible for delays in delivery of Aircraft to the extent caused by (i) acts of God, riots, wars, natural disasters, fires, floods, explosions, third-party criminal acts, earthquakes, serious accidents, epidemics, quarantine restrictions, acts of government (except as otherwise provided for in Article 13.f and Article 28 hereof), or [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] or provide any information as provided by this Agreement.

             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

      c.     LOSS OF AIRCRAFT PRIOR TO DELIVERY





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement                Page 16 of 38

             In the event that, prior to the Actual Delivery Date, any Aircraft is lost, destroyed, or damaged beyond economic repair, and consequently cannot be delivered as provided in this Agreement, Buyer shall have the right to either:

             1. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

             2. Terminate this Agreement with respect to the lost, destroyed, or damaged Aircraft and receive a complete refund (irrespective of any other provisions of this Agreement regarding non-refundability of such items) of all deposits and progress payments associated with such Aircraft (with interest at the rate of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] per annum from the time of payment of such deposits and payments through the date of termination) associated with such Aircraft.


12.   INSPECTION AND QUALITY CONTROL

      a. Buyer is hereby allowed to have, at any and all times during normal business hours, one or more authorized representatives at Embraer's facilities in order to assure that the Aircraft, IP Spares and Services are manufactured or performed in accordance with the procedures specified in this Agreement and according to all applicable quality control standards. Upon a request by Buyer, Embraer shall use reasonable commercial efforts to arrange for such representative to visit the facilities of Embraer's suppliers. Buyer shall communicate to Embraer the names of such authorized representatives, by means of notice, at least thirty
             (30) days prior to each Aircraft's Scheduled Delivery Date.

       b. Buyer shall communicate the names of its authorized representatives to sign the acceptance and transfer of title and risk documents and accept delivery of the Aircraft and IP Spares pursuant to Article 7, at least [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] prior to each Scheduled Delivery Date.

       c. For the purposes hereof, Embraer shall provide at no cost to Buyer, reasonable office space and communication facilities (telephone and facsimile) for Buyer's authorized representatives, as well as the necessary tools, measuring devices,


--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement              Page 17 of 38
             test equipment and technical and other assistance as may be necessary to perform acceptance tests.

       d. Buyer's authorized representatives shall be provided with all appropriate Embraer rules and regulations upon arrival and shall observe Embraer's administrative rules and instructions while at Embraer's facilities.

       e. Buyer's authorized representatives shall be allowed exclusively in those areas related to the subject matter hereof and Buyer agrees to hold harmless Embraer from and against all and any kind of liabilities in respect of and to the extent caused by such representatives, for whom Buyer is solely and fully responsible under all circumstances and in any instance except as provided in
             Article 33.



13.   CHANGES

      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


14.   WARRANTY/GUARANTEE

      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


15.   TECHNICAL ASSISTANCE  SERVICES

      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


16.   SPARE PARTS SUPPLY

      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

17.   PUBLICATIONS

      a. Aircraft Publications - Embraer shall supply, at no cost to Buyer, copies of the operational and maintenance publications applicable to the Aircraft, in the





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement              Page 18 of 38

             English language, that are listed in, and in the quantities as specified in this Article. Such publications are issued under the applicable specification and are available in hard copies (and to the extent available shall be offered in digital or microfilm format and software at a price to Buyer equal to Embraer's cost). The revision service for these publications shall be provided by Embraer, free of charge, excluding mailing services, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] Such publications shall be delivered as reasonably agreed to by the Parties, to the maximum allowed for under this Article.

             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

      b. Vendor Item Publications - With respect to vendor items installed in the Aircraft which have their own publications, Buyer shall receive such publications in the quantity specified in Article 17.c, in their original content and printed form, directly from the suppliers, which are also responsible to keep them continuously updated through a direct communication system with Buyer.

      c. List of Publications - The technical publications covering operation and maintenance shall be delivered to Buyer in accordance with the following list:


        TITLE                                                                     (COPIES)
        -----                                                                     --------

        OPERATIONAL
        1. Airplane Flight Manual (AFM)(*)                                    [CONFIDENTIAL PORTION
        2. Weight & Balance Manual (WB)(***)                                  OMITTED
        3. Operations Manual (OM)(***)                                        AND
        4. Quick Reference Handbook (QRH)(***)                                FILED
        5. Dispatch Deviation Procedures Manual (DDPM)(***)                   SEPARATELY
        6. Supplementary Performance Manual (SPM)(***)                        WITH
        7. Operational Bulletins Set (OB)                                     THE
        8. Master Minimum Equipment List (MMEL)(***)                          COMMISSION]


        MAINTENANCE - BASIC SET





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement               Page 19 of 38

        9. Aircraft Maintenance Manual (AMM)                                  [CONFIDENTIAL PORTION
        10. Illustrated Parts Catalog (IPC)                                   OMITTED
        11. Fault Isolation Manual (FIM)                                      AND
        12. Non Destructive Manual (NDI)                                      FILED
        13. Scheduled Maintenance                                             SEPARATELY
              Requirements Document (SMRD)                                    WITH
        14. Wiring Manual (WM)                                                THE
        15. Structural Repair Manual (SRM)                                    COMMISSION]
        16. Service & Information Bulletins Set (SB/IB)
        17. Service Newsletters (SNL)


        MAINTENANCE SUPPLEMENTARY SET

        18. System Schematic Manual (SSM)                                     [CONFIDENTIAL PORTION
        19. Instructions for Ground Fire Extinguishing                        OMITTED
                      and Rescue (IGFER)                                      AND
        20. Airport Planning (AP)                                             FILED
        21. Illustrated Tool & Equipment Manual (ITEM)                        SEPARATELY
        22. Task Card Manual (TCM)                                            WITH
        23. Ramp Maintenance Manual (RMM)                                     THE
        24. Powerplant Build-up Manual (PPBM)                                 COMMISSION]
        25. Auxiliary Power Unit Build up Manual (APUBM)

        OPERATIONAL

        26. Corrosion Control Manual (CCM)                                    [CONFIDENTIAL PORTION OMITTED
        27. Vendor Service Publications Set (**)                              AND FILED SEPARATELY WITH THE
                                                                              COMMISSION]

      (*)    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]
      (**)   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]
      (***) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

      In the event Buyer elects not to take all or any one of the publications above mentioned, or revisions thereof, no refund or other financial adjustment of the Basic Price will be made.





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement                 Page 20 of 38

18.   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


19.   AIRCRAFT PURCHASE OPTIONS

      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


20.   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


21.   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


22.   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement                Page 21 of 38

      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


23.   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]



24.   ASSIGNMENT

      Except as set forth in Article 14, neither Party may assign, convey, subcontract, transfer or delegate this Agreement or any part hereof or any of such Party's rights, duties or obligations hereunder, without the prior written consent of the other Party; provided, however, that any such consent to such assignment, conveyance, subcontracting, transfer or delegation shall not relieve the assigning Party of any of its obligations under this Agreement. Any attempted assignment, subcontracting or delegation which does not comply with this Article shall be null and void. Notwithstanding the foregoing provisions of this Article 24, Buyer may assign this Agreement or any or all of its rights hereunder to purchase any one or more of the Firm Aircraft or Option Aircraft to any one or more majority owned subsidiaries of Buyer or of AMR Corporation that is incorporated under the laws of the U.S. or any state thereof or any territory or possession of the U.S.; and provided that [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] guarantees the obligations of such assignee in the form attached as Exhibit K hereto. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


25.   RESTRICTIONS AND PATENT INDEMNITY

      a. The sale and purchase contemplated hereby does not include the transfer of designs, copyrights, patents, and other similar intellectual property rights to Buyer. Embraer shall indemnify, defend, and hold Buyer harmless from and against any and all Claims (as defined in Article 33 hereof) made against any Buyer Indemnitees that the Aircraft, or any part thereof, infringes any design, copyright, patent or similar right of others.





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement                 Page 22 of 38

       b. If any Claim is made or brought against any Buyer Indemnitees for infringement or if Buyer receives a written claim alleging infringment, Buyer shall promptly give notice thereof to Embraer.


26. MARKETING/PROMOTIONAL RIGHTS [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]



27.   TAXES

      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


28.   FINANCING

      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


29.   APPLICABLE LAW

      This Agreement, and the rights and obligations of the Parties hereunder, shall in all respects be governed by, and construed and interpreted in accordance with, the laws [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] and including all matters of construction, validity and performance. Buyer and Embraer agree that all disputes arising under this Agreement shall be resolved in accordance with the procedures set forth in Article 30. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


30.   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement              Page 23 of 38

             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


31.   COMPLIANCE WITH LAWS

      Each Party shall comply with all applicable laws, rules, and regulations promulgated by Competent Authorities, with respect to that Party's obligations under this Agreement, and with respect to all of the transactions contemplated hereby. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement                Page 24 of 38

32.   TERMINATION

      a. Except as otherwise provided in this Agreement, should either Party fail to comply partially or completely with its obligations hereunder, the other Party shall be entitled to give notice of such failure and to require that such failure be remedied within the period specified in that notice, which period shall not be less than five (5) days from the date that the failing party receives such notice. Should such failure be material and not be remedied within the period so specified, then the Party who gave notice of such failure shall be entitled to terminate this Agreement with respect to all remaining Aircraft for which Actual Delivery has not yet occurred, and shall be entitled to such other remedies as may be provided in this Agreement and as may be available by law or in equity (subject to the limits provided in this Agreement) along with reimbursement of costs incurred in enforcing its rights and remedies, including reasonable attorney's fees.

      b.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement               Page 25 of 38

             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

      c.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]


33.   INDEMNITY

       a. Embraer shall indemnify, defend, and hold harmless Buyer and Buyer's officers, directors, agents, employees, subsidiaries, affiliates, and permitted assignees, and each of them (collectively, and including without limitation Buyer, the "Buyer Indemnitees") from any and all claims, suits, actions, judgments, fines, penalties, damages, losses, and liabilities, including, but not limited to, third party claims





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement                 Page 26 of 38
             and reasonable attorneys' fees, costs of litigation, and other expenses relating thereto, including the cost of establishing the right to indemnification under this Article (collectively, the "Claims") which may be made, asserted, assessed, or accrued against any Buyer Indemnitee by reason of: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

       b. Buyer shall indemnify, defend, and hold harmless Embraer and Embraer's officers, directors, agents, employees, subsidiaries, affiliates and permitted assignees, and each of them (collectively, and including without limitation Embraer, the "Embraer Indemnitees") from and against all Claims which may be made, asserted, assessed, or accrued against any Embraer Indemnitee by reason of: [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement                  Page 27 of 38

             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

      c. In the event that any Claim is made or commenced against the Party seeking indemnification hereunder or any Buyer Indemnitees or Embraer Indemnitees, as applicable, the Party seeking indemnification hereunder shall give prompt written notice thereof to the indemnifying Party [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

      d.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]

      e. The rights and obligations under this Section 33 will survive the termination or expiration of this Agreement for any reason.


34.   NOTICES

      a.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement               Page 28 of 38

             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

             If to AMR Eagle: AMR Eagle
                                   4333 Amon Carter Boulevard
                                   MD 5494
                                   Fort Worth, Texas 76155
                                   USA
                                   Attn: Senior Vice-President of Planning
                                   Phone: [CONFIDENTIAL PORTION OMITTED AND
                                          FILED SEPARATELY WITH THE COMMISSION]
                                   Fax: [CONFIDENTIAL PORTION OMITTED AND FILED
                                        SEPARATELY WITH THE COMMISSION]

             With a copy to:       American Airlines, Inc.
                                   4333 Amon Carter Boulevard
                                   MD 5675
                                   Fort Worth, Texas 76155
                                   USA
                                   Attn: Corporate Secretary
                                   Phone: [CONFIDENTIAL PORTION OMITTED AND
                                          FILED SEPARATELY WITH THE COMMISSION]
                                   Fax: [CONFIDENTIAL PORTION OMITTED AND FILED
                                        SEPARATELY WITH THE COMMISSION]

             If to Embraer:        Empresa Brasileira de Aeronautica, S.A.
                                   Av.  Brig.  Faria Lima 2170
                                   Sao Jose dos Campos, S.P.  12225
                                   Brazil
                                   Attn:   Senior Manager-Contracts
                                   Phone: [CONFIDENTIAL PORTION OMITTED AND
                                          FILED SEPARATELY WITH THE COMMISSION]
                                   Fax: [CONFIDENTIAL PORTION OMITTED AND FILED
                                        SEPARATELY WITH THE COMMISSION]

      b.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement                 Page 29 of 38

             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


35.   CONFIDENTIALITY

      Buyer and Embraer understand that certain commercial, operational and financial information contained in, or obtained pursuant to this Agreement is considered by the Parties as privileged and confidential. Buyer and Embraer each agrees that it shall treat this Agreement, all provisions hereof, and such information as privileged and confidential and shall not, without the prior written consent of the other Party, disclose such Agreement or information to any other person except to its auditors and legal counsel and except as may be required (i) by applicable law or governmental regulations, or (ii) for financing the Aircraft. In connection with any disclosure of this Agreement, any provisions hereof, or such information in accordance with the terms of this Article, Buyer or Embraer, as applicable, shall use reasonable efforts to minimize the extent of disclosure and shall request and use its reasonable efforts to obtain confidential treatment of this Agreement, the provisions hereof, and such information. The Parties agree to cooperate with each other in making and supporting any such request for confidential information.

      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


36.   INTEGRATED AGREEMENT

      All Attachments referred to in this Agreement and attached hereto are, by such reference and attachment, incorporated in this Agreement.


37.   EFFECT OF TERMINATION

      In the event this Agreement is terminated, whether in whole or in part, the Parties' obligations (including without limitation the Warranty, the Service Life Policy and all the other customer and product support obligations under this Agreement) with regard





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement            Page 30 of 38
      to Aircraft that have been previously delivered will continue in full force and effect in accordance with the terms of this Agreement.


37A.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


38.   COUNTERPARTS

      This Agreement may be signed by the Parties in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.


39.   ENTIRE AGREEMENT

      This Agreement and all related written agreements constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all previous negotiations, representations and agreements between the Parties, including the Term Sheet. This Agreement may not be altered, amended or supplemented except by a written instrument executed by the Parties.


40.   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


41.   TERMS

      Technical and trade terms not otherwise defined herein shall have the meanings assigned to them as generally accepted in the international aircraft manufacturing industry.





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement              Page 31 of 38

42.   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


43.   REMEDIES

      [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] For the avoidance of doubt, the specific remedy provided in each such Article or Attachment or Letter Agreement I shall be exclusive only with respect to the specific breach or default referenced in such section; with respect to any other breaches or defaults not specified within the Articles and Attachments referred to above, all remedies at law or in equity shall be available.


44.   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


45.   INDEPENDENT CONTRACTOR

      Each of the Parties is an independent contractor. Nothing in this Agreement is intended or shall be construed to create or establish any agency, partnership, joint venture, or fiduciary relationship between the Parties. Neither Party nor any of its affiliates has any authority to act for or to incur any obligations on behalf of or in the name of the other Party or any of its affiliates.





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement              Page 32 of 38

46.   CAPTIONS, HEREOF, INCLUDING

      The captions and headings appearing in this Agreement have been inserted as a matter of convenience and in no way define, limit or enlarge the scope of this Agreement or any of the provisions hereof. "Including" or "include" shall be deemed to mean "including without limitation" or "include without limitation," respectively, unless otherwise specified in this Agreement. All references in this Agreement to "herein," "hereof," "hereto," "hereby," or "hereunder" shall be deemed references to this Agreement as a whole and not to any particular section, subsection, paragraph, subparagraph, sentence or clause of this Agreement.


47.   INTENTIONALLY LEFT BLANK


48.   REPRESENTATIONS AND WARRANTIES

      Effective as of the date of this Agreement and as of the Actual Delivery of each Aircraft, Embraer represents and warrants that:

      a. Embraer is a corporation duly organized, validly existing and in good standing under the laws of Brazil and has all necessary corporate power and authority to conduct the business in which it is currently engaged and to enter into and perform its obligations under this Agreement.

      b. Embraer has taken, or caused to be taken, all necessary corporate action to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

      c.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]

      d.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement               Page 35 of 38

             [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

      e. This Agreement has been duly authorized, executed and delivered by Embraer and, assuming the due authorization, execution and delivery hereof by the other Party constitutes the legal, valid and binding obligation of Embraer enforceable against Embraer in accordance with the terms hereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

      f.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]

      Effective as of the date of this Agreement and as of the Actual Delivery of each Aircraft, Buyer represents and warrants that:

      a. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to conduct the business in which it is currently engaged and to enter into and perform its obligations under this Agreement.

      b. Buyer has taken, or caused to be taken, all necessary corporate action to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

      c.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement              Page 34 of 38

      d.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]

      e. This Agreement has been duly authorized, executed and delivered by Buyer and, assuming the due authorization, execution and delivery hereof by the other Party constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with the terms hereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity.

      f.     [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
             COMMISSION]


49.   TIME

      Time is of the essence with respect to the performance of the provisions hereof.


50.   FURTHER ASSISTANCE

      Each Party shall do and perform, at such Party's expense, such further acts and execute and deliver such further instruments and documents as may be required by applicable law, rule or regulation or as may be reasonably requested by the other Party to effectuate the purposes of this Agreement.

51.   SEVERABILITY

      Except as otherwise set forth in this Agreement, if either Party receives in writing any indication from a competent governmental, judicial or administrative authority to the effect that any part of this Agreement contravenes any applicable law, rule or





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement               Page 35 of 38
      regulation, and cannot qualify for any clearance or exemption, or if any part of this Agreement is, or shall become, or shall be declared illegal, invalid or unenforceable in any jurisdiction for any reason (including both by reason of the provisions of any legislation and also by reason of any decision of any competent governmental, judicial or administrative authority, either having jurisdiction over this Agreement or having jurisdiction over any Party), such part shall be severed from this Agreement in the jurisdiction in question and such contravention, illegality, invalidity or unenforceability shall not in any way prejudice or affect the remaining parts of this Agreement which shall continue in full force and effect. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

52.   NO WAIVER

      No waiver of any breach or obligation under this Agreement by either Party shall constitute a waiver of any subsequent similar breach or obligation or of any other provision hereof. No waiver shall be effective unless made in writing and signed by a duly authorized representative of the waiving Party.

53.   COSTS

      Each Party shall bear its own costs of attorneys, accountants and financial advisors in connection with the preparation, negotiation and execution of this Agreement.




--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement                 Page 36 of 38

54.   [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement              Page 37 of 38

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.



EMBRAER - EMPRESA BRASILEIRA               AMR EAGLE, INC.
         DE AERONAUTICA S.A.


By:
       --------------------------          By:
Name:                                           --------------------------
       --------------------------          Name:   Daniel P. Garton
Title                                      Title:  President
       --------------------------

By:
       --------------------------
Name:
       --------------------------
Title:
       --------------------------



Witness:                                   Witness:
         --------------------------                  --------------------------
Name:                                      Name:
         --------------------------                  --------------------------



--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement               Page 38 of 38

                                  ATTACHMENT A

                        AIRCRAFT SPECIFIC CONFIGURATION,
                        FINISHING AND REGISTRATION MARKS


1.       BUYER'S SPECIFIC CONFIGURATION

         1.1. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]




--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment A - Page 1 of 5

         1.2. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


         1.3. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


         1.4. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment A - Page 2 of 5

         1.5.   PASSENGER SEATS

                [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         1.6. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         1.7. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         1.8.   WHEELS, TIRES, AND BRAKES

                [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment A - Page 3 of 5

2.       [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
         COMMISSION]


3.       FINISHING

         A.      EXTERIOR FINISHING:

                 The Aircraft shall be painted according to Buyer's color and paint scheme [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

         B.      INTERIOR FINISHING:

                 Buyer has informed Embraer of its choice of materials and colors of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] of interior finishing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]




--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment A - Page 4 of 5

                  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


4.       REGISTRATION MARKS

         The Aircraft shall be delivered to Buyer with the registration marks painted on them. Buyer shall supply Embraer with the applicable registration marks for the applicable Aircraft no later than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] before each relevant Scheduled Delivery Date [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT A AND THE TERMS OF THE TECHNICAL DOCUMENTS, THE TERMS OF THIS ATTACHMENT A SHALL PREVAIL.




--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment A - Page 5 of 5

                                  ATTACHMENT B


                                 FERRY EQUIPMENT



1.       FERRY EQUIPMENT

         If it is necessary for any ferry equipment to be installed by Embraer for the ferry flight of any Aircraft between Brazil and United States, Embraer shall provide such necessary equipment to Buyer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION] Buyer shall immediately upon its arrival remove such ferry equipment from the Aircraft and return it to Embraer in Brazil at Buyer's own expense.

         The ferry equipment shall be returned complete and in the condition it was in at the time placed on the Aircraft for the ferry flight. Buyer shall fully indemnify Embraer for the value of such equipment [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]



--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment B - Page 1 of 1

                                  ATTACHMENT C


                            EMB-145 AIRCRAFT WARRANTY



[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]



--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment C - Page 1 of 1

                                  ATTACHMENT D

                                     EMB-145
                               ESCALATION FORMULA



[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]



--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment D - Page 1 of 1

                                  ATTACHMENT E

    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]






--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment E - Page 1 of 1

                                  ATTACHMENT F

    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]







--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment F - Page 1 of 1

                                  ATTACHMENT G

    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]







--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment G - Page 1 of 1

                                  ATTACHMENT H

                      SPARE PARTS POLICY & PRODUCT SUPPORT


1.       SPARE PARTS

         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]



2.       PRODUCT SUPPORT

         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]



--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment H - Page 1 of 1

                                  ATTACHMENT I

                        BUYER FURNISHED EQUIPMENT ("BFE")



[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment I - Page 1 of 1

                                  ATTACHMENT J




    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]












                                                               CTD-145/001 REV.1
                                                         INITIAL ISSUE - JULY 97
                                                    REV. 1 BY AMR EAGLE - SEP 97





                                            PREPARED BY EMB145 CUSTOMER TRAINING



--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment J - Page 1 of 8

                                TABLE OF CONTENTS





    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]















--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment J - Page 2 of 8

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]




--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment J - Page 3 of 8

    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]





--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment J - Page 4 of 8

    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]








--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment J - Page 5 of 8

    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]








--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment J - Page 6 of 8

    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]













--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment J - Page 7 of 8

    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]









--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment J - Page 8 of 8

                                  ATTACHMENT K


                   FORM OF [CONFIDENTIAL PORTION OMITTED AND
                 FILED SEPARATELY WITH THE COMMISSION] GUARANTY



[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]



--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment K - Page 1 of 2

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]


Dated: _______, __ ____

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]

By:
    -------------------------
    Name:
    Title:



--------------------------------------------------------------------------------
EMB-145LR Purchase Agreement - Attachment K - Page 2 of 2

                               LETTER AGREEMENT I



[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]



--------------------------------------------------------------------------------
EMB-145LR Letter of Agreement - Page 1 of 2

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

AMR EAGLE, INC.                        EMBRAER - EMPRESA
                                       BRASILEIRA DE AERONAUTICA S.A.


By:                                    By:
    ------------------------------         -------------------------------
Name:  Daniel P. Garton                Name:
                                             -----------------------------
Title: President                       Title:
                                              ----------------------------

                                       By:
                                           -------------------------------
                                       Name:
                                             -----------------------------
                                       Title:
                                              ----------------------------



Witness:                               Witness:
         -------------------------              --------------------------
Name:                                  Name:
      ----------------------------           -----------------------------



--------------------------------------------------------------------------------
EMB-145LR Letter of Agreement - Page 2 of 2

                                   SCHEDULE I



[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION]